UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

CARTESIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, MD 20878
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	RNAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On September 20, 2024, Cartesian Therapeutics, Inc. (the “Company”) held its previously announced Special Meeting of Stockholders (the “Special Meeting”). A total of 16,229,218 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were present electronically or by proxy at the Special Meeting, representing approximately 75.90% of the Company’s outstanding Common Stock as of the July 29, 2024 record date. The following are the voting results for the proposals considered and voted upon at the Special Meeting, both of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 16, 2024 (the “Proxy Statement”).
Proposal 1:    Approval of the issuance of shares of the Company’s Common Stock upon conversion of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
12,514,261	150,060	1,650	—
The above voting results for Proposal 1 do not include the 3,563,247 shares of Common Stock that were issued in the Company’s July 2024 private placement transaction. Such shares were not entitled to vote on Proposal 1 for purposes of compliance with the applicable listing rules of The Nasdaq Stock Market LLC (“Nasdaq”). In order to comply with applicable Nasdaq rules, the Company instructed the inspector of elections to conduct a separate tabulation that subtracted 3,563,247 shares of Common Stock from the total number of shares of Common Stock that voted in favor of Proposal 1 to determine whether Proposal 1 was adopted in accordance with such rules. These 3,563,247 shares of Common Stock were eligible to vote on Proposal 1 for purposes of adopting Proposal 1 under Delaware law.
Based on the votes set forth above, the stockholders of the Company approved Proposal 1.
Proposal 2: Approval of the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposal 1.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
16,076,183	151,789	1,246	—
Based on the votes set forth above, the stockholders of the Company approved Proposal 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN THERAPEUTICS, INC.

Date: September 23, 2024	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer